UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/ A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: March 24, 2012

SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-027334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3525 Piedmont Road, 7 Piedmont Center, 3rd Floor, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously reported in an 8-K filed April 24, 2012, the client-auditor relationship between Sibling Entertainment Group Holdings, Inc. (the “Company”) and Rosenberg Rich Baker Berman & Company terminated as of March 24, 2012.

The Company is amending its 8-K filed April 24, 2012, to file a letter from Rosenberg Rich Baker Berman & Company, addressed to the U.S. Securities and Exchange Commission stating whether or not Rosenberg Rich Baker Berman & Company agrees with the Company’s statements in Item 4.01 of the Company’s 8-K filed April 24, 2012 and, if not, stating the respects in which they do not agree.   Rosenberg Rich Baker Berman & Company’s letter is attached hereto as Exhibit 16.1

Item 9.01   Financial Statements and Exhibits.

Exhibits
16.1	Correspondence from Rosenberg Rich Baker Berman & Company dated April 30, 2012 addressed to the Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Entertainment Group Holdings, Inc.

Signature	Date

By: /s/ Gerald F. Sullivan	05/14/12
Name: Gerald F. Sullivan
Title: Chairman